UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 25, 2025

Date of Report (Date of earliest event reported)

ABBOTT LABORATORIES

(Exact name of registrant as specified in charter)

Illinois	1-2189	36-0698440
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

100 Abbott Park Road

Abbott Park, Illinois 60064-6400

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (224) 667-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, Without Par Value	ABT	New York Stock Exchange Chicago Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 — Submission of Matters to a Vote of Security Holders.

Abbott held its Annual Meeting of Shareholders on April 25, 2025. The following is a summary of the matters voted on at that meeting.

(1)	The shareholders elected Abbott’s entire Board of Directors. The persons elected to Abbott’s Board of Directors and the number of shares cast for, the number against, the number abstaining, and the number of broker non-votes, with respect to each of these persons, were as follows:

Name	Votes For	Votes Against	Abstain	Broker Non-Votes
Robert J. Alpern, M.D.	1,327,438,854	33,059,124	1,692,999	172,532,563
Claire Babineaux-Fontenot	1,353,692,234	6,825,428	1,673,315	172,532,563
Sally E. Blount, Ph.D.	1,336,357,728	23,419,311	2,413,938	172,532,563
Robert B. Ford	1,264,478,626	91,618,170	6,094,181	172,532,563
Paola Gonzalez	1,354,420,876	5,453,437	2,316,664	172,532,563
Michelle A. Kumbier	1,351,012,042	9,433,083	1,745,852	172,532,563
Darren W. McDew	1,350,972,305	8,767,072	2,451,601	172,532,563
Nancy McKinstry	1,116,607,201	243,925,809	1,657,967	172,532,563
Michael G. O’Grady	1,333,186,431	27,251,169	1,753,377	172,532,563
Michael F. Roman	1,344,216,165	16,199,533	1,775,279	172,532,563
Daniel J. Starks	1,305,438,905	55,076,532	1,675,540	172,532,563
John G. Stratton	1,187,966,267	172,531,567	1,693,143	172,532,563

(2)	The shareholders ratified the appointment of Ernst & Young LLP as Abbott’s auditors. The number of shares cast in favor of the ratification of Ernst & Young LLP, the number against, the number abstaining, and the number of broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
1,495,642,212	36,586,494	2,494,834	0

(3)	The shareholders approved the compensation of Abbott’s named executive officers listed in the proxy statement for the Annual Meeting, with 89.90 percent of the votes cast voting “For” the proposal. The shareholder vote is advisory and non-binding. The number of shares cast in favor of approval, the number against, the number abstaining, and the number of broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
1,224,503,868	130,699,445	6,987,664	172,532,563

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBOTT LABORATORIES

Date: April 28, 2025	By:	/s/ PHILIP P. BOUDREAU
Philip P. Boudreau
Executive Vice President, Finance
and Chief Financial Officer